Exhibit 99.1

Covanta Holding Corporation (the “Company”) announced that Covert Mergeco, Inc, a Delaware corporation (“Merger Sub”), an affiliate of certain investment funds affiliated with EQT Infrastructure, plans to commence solicitations of consents (each, a “Consent Solicitation”) from holders of Bonds (as defined below) to certain amendments (the “Proposed Amendments”) to the applicable Indenture (as defined below) or Loan Agreement (as defined below). The Consent Solicitations will be conducted in connection with the previously announced merger agreement, pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger as a wholly owned subsidiary of Covert Intermediate, Inc., a Delaware corporation. The Proposed Amendments would relate to the elimination of the requirement to make a “Change of Control Offer” in the applicable Indenture or Loan Agreement in connection with the Merger and the implementation of certain other customary changes for a privately-held company to the “Change of Control” provisions in the applicable Indenture or Loan Agreement.

“Bonds” refers to (i) Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project), Series 2018A (CUSIP No. 653542 AC4), (ii) Niagara Area Development Corporation (New York) Solid Waste Disposal Facility Refunding Revenue Bonds (Covanta Project), Series 2018B (CUSIP No. 653542 AD2), (iii) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2020A (CUSIP No. 63607Y AH3), (iv) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2020B (CUSIP No. 63607Y AJ9), (v) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018A (CUSIP No. 63607Y AA8), (vi) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018B (CUSIP No. 63607Y AB6), (vii) National Finance Authority Resource Recovery Refunding Revenue Bonds (Covanta Project), Series 2018C (CUSIP No. 63607Y AC4), (viii) Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds, Series 2019A (Covanta Project) (Green Bonds) (CUSIP No. 708692 BQ0) and (ix) The Virginia Small Business Financing Authority Solid Waste Disposal Revenue Bonds (Covanta Project), Series 2018A-1 (CUSIP No. 928106 AQ6).

An “Indenture” refers to the Indenture of Trust, dated as of September 1, 2018, by and between the Niagara Area Development Corporation and Wells Fargo Bank, National Association, as trustee.

A “Loan Agreement” refers to each of (i) the Loan Agreement, dated as of August 1, 2020, by and between National Finance Authority and the Company, (ii) the Loan Agreement, dated as of September 1, 2018, by and between the National Finance Authority and the Company, (iii) the Loan Agreement, dated as of August 1, 2019, by and between the Pennsylvania Economic Development Financing Authority and the Company and (iv) the Loan Agreement, dated as of June 1, 2018, by and between the Virginia Small Business Financing Authority and the Company.

Forward-Looking Statements

Certain statements in this notice may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that the Company’s or Merger Sub’s management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the Consent Solicitations and the Merger, involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company, its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the Merger which depends on the satisfaction of the closing conditions to the Merger and the Consent Solicitations, and there can be no assurance as to whether or when the business combination or any Consent Solicitation will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended June 30, 2021. Merger Sub and the Company expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Where to Find Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between the Company and affiliates of EQT Infrastructure. In connection with the proposed merger, the Company has filed a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement and the Company’s other filings with the SEC may also be obtained from the respective companies. Free copies of documents filed with the SEC by the Company are available free of charge on the Company’s investor relations website at https://investors.covanta.com/.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger.

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